UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-118246	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Stratford Square Mall Acquisition

On December 30, 2004, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of Feldman Mall Properties, Inc. (the “Company”), entered into an agreement (the “Purchase Agreement”) with LaSalle Bank National Association (the “Seller”) to acquire a portion of the Stratford Square Mall in Bloomingdale, Illinois (the “Property”) for a purchase price of $93.1 million in cash. The Property includes the land and improvements commonly known as the Stratford Square Mall (the “Mall”) but does not include the land and improvements owned by the Mall’s six anchor tenants.

The Mall is a 1.3 million square foot super-regional mall located in DuPage County, a northwestern suburb of Chicago and has an overall occupancy of 90.4% with a shop occupancy of 68.7% (excluding temporary tenants). The Mall has six major anchor tenants including Kohl’s, Sears, Carson Pirie Scott (a unit of the Saks Department Store Group), Marshall Fields, JCPenney and Burlington Coat Factory.

The purchase of the Property was completed on the date of the Purchase Agreement.

The Company had reported in a Form 8-K filed on January 5, 2005 that it would file pro forma financial information and financial statements of the Property. This Form 8-K/A is being filed to file such pro forma financial information and financial statements. No other change is effected by this Form 8-K/A.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Please see the disclosure regarding the Stratford Square Mall Acquisition contained under Item 1.01 above, which is incorporated herein by reference.

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ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Financing Arrangements

The acquisition of the Property was funded from the proceeds of the Company’s recent initial public offering. The Company has also obtained a new $75 million 3-year floating rate mortgage loan (the “Loan”) on the Property with 2 one-year extension options. The Loan bears interest at LIBOR plus 125 basis points.

The Loan is evidenced by, among other documents, a promissory note (the “Note”) and loan agreement, each dated January 5, 2005, and is secured by a mortgage on the Property. Monthly payments of interest only are due under the Note, with the outstanding principal amount due and payable on January 9, 2008. The Loan is prepayable, in whole, but not in part, on or after August 9, 2006, without penalty or premium. The Lender has the right to accelerate the Loan if payments are not made when due or upon the occurrence of any other event of default.

The Loan is non-recourse, subject to a customary “bad acts” guaranty provided by the Company. The Company has also agreed to indemnify the Lender against any and all claims and losses imposed upon or incurred by or asserted against Lender arising out of or relating to any hazardous environmental condition at the Property. In addition, Feldman Partners LLC has provided a “bottom dollar” guaranty related to the Loan limited to $8 million in principal amount.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

By:	/s/ Thomas Wirth

	Name:	Thomas Wirth
	Title:	Executive Vice President and Chief Financial Officer

Date: March 18, 2005

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INDEPENDENT AUDITORS’ REPORT

The Partners
Stratford Square Limited Partnership:

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of the property known as Stratford Square Mall, located in Bloomingdale, Illinois (the Property) for the year ended December 31, 2004 (the Historical Summary). This Historical Summary is the responsibility of the Feldman Mall Properties, Inc. (the Buyer). Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K/A of Feldman Mall Properties, Inc. as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property (as described in note 2) for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Chicago, Illinois
March 16, 2005

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STRATFORD SQUARE MALL

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004
(Dollar amounts in thousands)

Revenues:
Rental income (note 3)	$10,725
Tenant reimbursement	4,903
Other income	322

Total revenues	15,950
Certain Operating Expenses:
Utilities	853
Cleaning services	574
Repairs, maintenance, and supplies	1,262
Building management services	571
Real estate taxes	1,862
Security	730
Insurance	330
General administrative	877

Total expenses	7,059

Excess of revenues over certain operating expenses	$8,891

See accompanying notes to statement of revenues and certain operating expenses.

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STRATFORD SQUARE MALL

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004
(Dollar amounts in thousands)

1.    Nature of the Property’s Business

Stratford Square Mall is a super-regional mall located in Bloomingdale, Illinois (the Property), consisting of approximately 1.3 million square feet of rentable area which includes six anchor tenants which own and occupy in excess of 827,000 square feet. The mall was opened in 1966 with a major renovation completed in 1999.

The Property is owned by Stratford Square Limited Partnership (“The Partnership”), an Illinois Limited Partnership.

On December 30, 2004, Feldman Equities Operating Partnership, LP, a subsidiary of Feldman Mall Properties, Inc., entered into a purchase and sales agreement to acquire the Property from The Partnership for $93.1 million.

2.    Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenue and Certain Operating Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the property to above/below market leases, management fees and debt service (collectively, the Excluded Items), which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of tenant’s sales once the tenant’s income threshold, if any, have been exceeded.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

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     STRATFORD SQUARE MALL

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004
(Dollar amounts in thousands)

3.    Leases

At December 31, 2004, approximately 334,000 square feet, representing approximately 69% of the Property’s owned gross rentable area, was leased to tenants under operating leases, excluding monthly temporary tenants.

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for shop space. As of December 31, 2004, the fixed future minimum rental income on non-cancelable operating leases expiring in various years through 2015 is as follows:

Year Ending December 31	Amounts

2005	$6,886
2006	5,757
2007	4,995
2008	4,161
2009	3,357
Thereafter	6,008

Total	$31,164

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Company’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the lease, which amounted to an increase in rental income of $108 for the year ended December 31, 2004. Revenue for 2004 include approximately $322 of lease cancellation income.

4.    Commitments and Contingencies

Adjacent to the Property are six third-party owned anchor tenant spaces. The Company has entered into an operating agreement with these six anchor tenants to share certain operating expenses based on allocated amounts per square foot. The agreement terminates in March 2031.

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma condensed consolidated financial statements as of September 30, 2004 and for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if this offering, the formation transactions, and the financing transactions all had occurred on September 30, 2004 for the pro forma condensed consolidated balance sheet and on January 1, 2003 for the pro forma condensed consolidated statements of operations. Additionally, the pro forma condensed consolidated statements of operations are presented as if the investment in the Harrisburg Mall joint venture and the acquisitions of the Colonie Center Mall and Stratford Square Mall had been made on January 1, 2003.

The pro forma adjustments reflect acquisition of the minority interest held by unaffiliated third parties in the Foothills Mall. Pro forma purchase accounting adjustments are calculated pursuant to Statement of Financial Accounting Standards No. 141.

The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Predecessor Entity, including the notes thereto, included in the Company’s registration statement for the initial public offering. The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of this offering, the formation transactions, the financing transactions, the acquisitions of the Colonie Center Mall and Stratford Square Mall and the acquisition of additional interest in the Foothills Mall all had occurred by September 30, 2004 or on the first day of the periods presented; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2004
(Unaudited)

(amounts in thousands)	Predecessor Historical September 30, 2004 (Unaudited)	Acquisition of Minority Interest in Foothills Mall	Acquisition of Colonie Center Mall	Financing Transactions	Other Pro Forma Adjustments		Subtotal	This Offering and Related Transactions		Company Pro Forma	Acquisition and Financing of Stratford		Company Pro Forma

	(A)	(B)	(C)	(D)
Assets:
Investments in real estate, net of accumulated depreciation	$52,157		79,640				$131,797			$131,797	$86,075	(Q)	$217,872
Investment in unconsolidated real estate partnership	4,479				500	(E)	4,979			4,979			4,979
Cash and cash equivalents	1,214	(4,500)	(84,239)	(154)	(500	)(E)	—	122,802	(K)	20,495	(93,365	)(Q)	2,130
				(9,684)	(451	)(F)		(102,307	)(L)		75,000	(R)
					(3,993	)(P)
					102,307	(J)

Restricted cash	8,481						8,481			8,481			8,481

Rents, deferred rents and other receivables, net of allowance for doubtful accounts	2,087						2,087			2,087			2,087
Acquired lease rights, net of accumulated amortization	849		4,148				4,997			4,997	3,380	(Q)	8,377
Deferred charges, net	1,726	3,670	6,233	(258)			11,371			11,371	7,262	(Q)	18,633
Deferred offering costs	1,940						1,940	(1,940	)(K)	—			—
Due from affiliates	1,000		(1,000)				—			—
Other assets	307						307			307			307

Total Assets	$74,240	(830)	4,782	(10,096)	97,863		$165,959	18,555		$184,514	78,352		$262,866

Liabilities and Owners’/Stockholders’ Equity:
Mortgages and other loans payable	$64,434			(9,684)			$54,750			$54,750	$75,000	(R)	$129,750
Due to affiliates	5,915				7,676	(G)	7,706			7,706			7,706
					(1,892	)(P)
					(3,993	)(P)
Accounts payable, accrued expenses and other liabilities	1,588				102,307	(J)	103,895	(102,307	)(L)	1,588			1,588
Acquired lease obligations, net of accumulated amortization	1,439		4,782				6,221			6,221	3,352	(Q)	9,573
Accrued earnout liability	—				7,652	(H)	7,652			7,652			7,652
Minority interest	830	(830)			1,980	(I)	13,576			13,576			13,576
					11,596	(P)

Owners’ equity	34			(412)	(1,980	)(I)	(27,841)	(1,602	)(M)	—			—
					(7,652	)(H)		29,443	(N)
					(7,676	)(G)
					(451	)(F)
					(11,596	)(P)
					1,892	(P)

Common stock and additional paid-in capital	—							1,664	(O)	94,685			94,685
								1,602	(M)
								(29,443	)(N)
								120,862	(K)

Unearned compensation	—						—	(1,664	)(O)	(1,664)			(1,664)

Total owners’/stockholders’ equity	34	—	—	(412)	(27,463)		(27,841)	120,862		93,021	—		93,021

Total Liabilities and Owners’/Stockholders’ Equity (deficit)	$74,240	(830)	4,782	(10,096)	97,863		$165,959	18,555		$184,514	78,352		$262,866

See accompanying notes to pro forma condensed consolidated financial statements

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(Unaudited)

(amounts in thousands, except share and per share data)	Predecessor Historical September 30, 2004 (Unaudited)	Acquisition of Minority Interest in Foothills Mall	Acquisition of Colonie Center Mall	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma	Acquisition and Financing of Stratford	Company Pro Forma

	(AA)	(BB)	(CC)	(DD)				(JJ)
Revenue:
Rental	$4,913		7,465				$12,378	8,345		$20,723
Tenant reimbursements	3,192		3,349				6,541	3,701		10,242
Management, leasing and development services	799						799			799
Interest and other income	206		54				260	322		582

Total Revenue	9,110	—	10,868		—		19,978	12,368		32,346

Expenses:
Rental property operating and maintenance	3,364		3,156				6,520	2,705		9,225
Real estate taxes	947		1,368				2,315	1,449		3,764
Interest (including amortization of deferred financing costs)	3,336			(1,148)	309	(HH)	2,497	2,813	(KK)	5,310
Depreciation and amortization	1,206	688	1,928				3,822	2,796		6,618
General and administrative	512		466		251	(EE)	1,966	890		2,856
					737	(FF)
Other	34						34			34

Total Expenses	9,399	688	6,918	(1,148)	1,297		17,154	10,652		27,806

Equity in earnings of unconsolidated real estate partnership	300						300			300

Income before minority interest	11	(688)	3,950	1,148	(1,297)		3,124	1,716		4,840
Minority interest	68	(68)			398	(II)	398	218		616

Net income (loss)	$(57)	(620)	3,950	1,148	(1,695)		$2,726	1,498		4,224

Pro forma basic earnings per share										$0.39
Pro forma diluted earnings per share										$0.39
Pro forma weighted average common shares outstanding — basic										10,834,689
Pro forma weighted average common shares outstanding — diluted										10,917,880

See accompanying notes to pro forma condensed consolidated financial statements

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(Unaudited)

(amounts in thousands, except share and per share data)	Predecessor Historical December 31, 2003	Acquisition of Minority Interest in Foothills Mall	Acquisition of Colonie Center Mall	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma	Acquisition and Financing of Stratford	Company Pro Forma

	AA	BB	CC	DD				JJ
Revenue:
Rental	$6,720		10,666				$17,386	11,691		$29,077
Tenant reimbursements	4,446		4,679				9,125	5,620		14,745
Management, leasing and development services	461						461	—		461
Interest and other income	67		49				116	359		475

Total Revenue	11,694	—	15,394	—	—		27,088	17,670		44,758

Expenses:
Rental property operating and maintenance	4,193		4,461				8,654	3,739		12,293
Real estate taxes	1,225		1,823				3,048	1,852		4,900
Interest (including amortization of deferred financing costs)	4,904			(959)	410	(HH)	4,355	3,750	KK	8,105
Depreciation and amortization	1,442	889	2,569				4,900	3,727		8,627
General and administrative	672		623		2,314	(EE)	4,591	1,460		6,051
					982	(FF)
Other	161						161	—		161

Total Expenses	12,597	889	9,476	(959)	3,706		25,709	14,528		40,237

Equity in earnings of unconsolidated real estate partnership	197				757	(GG)	954			954

Income (loss) before minority interest	(706)	(889)	5,918	959	(2,949)		2,333	3,142		5,475
Minority interest	30	(30)			297	(II)	297	399		696

Net income (loss)	$(736)	(859)	5,918	959	(3,246)		$2,036	2,743		$4,779

Pro forma basic earnings per share										$0.44
Pro forma diluted earnings per share										$0.44
Pro forma weighted average common shares outstanding — basic										10,815,492
Pro forma weighted average common shares outstanding — diluted										10,917,880

See accompanying notes to pro forma condensed consolidated financial statements

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

1. Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of September 30, 2004 are as follows:

(A)     Reflects the historical condensed consolidated balance sheet as of September 30, 2004 of Feldman Equities of Arizona, LLC (the Predecessor).

Pursuant to contribution agreements among the owners of the Predecessor and the Operating Partnership, which were executed on August 13, 2004, the Operating Partnership will receive a contribution of interests in the Predecessor, which includes the property management, leasing, and real estate development operations in exchange for limited partnership interests in the Operating Partnership.

As of August 13, 2004, Mr. Larry Feldman, Chairman and Chief Executive Officer of the Company, is the ultimate owner of 100% of the Company. Mr. Feldman (including members of his family) and three other members of management of the Company (Messrs. Bourg, Jensen and Erhart) own 100% of the Predecessor. They are contributing their ownership interests in the Predecessor to the Operating Partnership pursuant to contribution agreements. Collectively, these contributors will own 12.7% of the Operating Partnership, as limited partners, upon consummation of this offering. The exchange of their contributed interests will be accounted for as a reorganization of entities under common control; accordingly the contributed assets and assumed liabilities will be recorded at the Predecessor’s historical cost basis.

Upon consummation of this offering and the formation transactions, Feldman Holdings Business Trust I and Feldman Holdings Business Trust II, business trusts owned by the Company, as general and limited partners, will own 87.3% of the Operating Partnership and will have control over major decisions of the Operating Partnership, including decisions related to sale or refinancing of the properties. Accordingly, the Company will consolidate the assets and liabilities of the Operating Partnership in accordance with AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures (“SOP 78-9”). As of August 13, 2004, Feldman Holdings Business Trust I owns 0.01% of the Operating Partnership as general partner, and Jim Bourg, our Executive Vice President and Chief Operating Officer, and Scott Jensen, our Executive Vice President of Leasing, own 99.99% as limited partners.

In connection with the formation transactions, the Company will enter into agreements with the contributors that indemnify them with respect to certain tax liabilities intended to be deferred in the formation transactions if those liabilities are triggered either as a result of a taxable disposition of a property by the Company or if the Company fails to offer the opportunity for the contributors to guarantee or otherwise bear the risk of loss with respect to certain amounts of the Company’s debt for tax purposes (the “contributor-guaranteed debt”). With respect to tax liabilities arising out of property sales, the indemnity will cover 100% of any such liability until December 31, 2009 and will be reduced by 20% of the aggregate liability on each of the five following year ends thereafter. The Company also has agreed to maintain approximately $10 million of indebtedness, and to offer the contributors the option to guarantee $10 million of the Operating Partnership’s indebtedness, in order to enable them to continue to defer certain tax liabilities. The obligation to maintain such indebtedness extends to 2013, but will be extended by an additional five years for any contributor that holds (together with his affiliates) at that time at least 25% of the OP units issued to them in the formation transactions.

In connection with the formation transactions, we will extinguish an intercompany loan owed to Feldman Partners, LLC (an entity controlled by Larry Feldman and owned by him and his family), in the amount of $5.9 million. Of this loan, $1.9 million will be converted into equity securities and $4.0 million will be repaid in cash. This loan was used to invest in the Harrisburg Mall and the Foothills Mall and pay overhead expenses.

The Harrisburg Mall joint venture entered into a construction loan with Commerce Bank that, as of the date of this prospectus, has a maximum funding commitment of $46.9 million, of which the joint venture has

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borrowed $29.7 million as of September 30, 2004. This loan presently has a limited recourse of $10 million, of which our joint venture partner is liable for $6.3 million, or 63%, and Larry Feldman is liable for $3.7 million, or 37%. The Company will assume Larry Feldman’s recourse liabilities under this loan upon completion of this offering and the formation transactions. If the Company is unsuccessful in assuming any such recourse liabilities, the Company will indemnify Larry Feldman with respect to any loss incurred thereto.

(B)     Reflects acquisition of all the minority interests in the Foothills Mall owned by unaffiliated third party investors. This acquisition is a purchase and will be accounted for at fair value.

Cash paid	$4,500
Reversal of minority interest recorded by Predecessor	(830)

Acquisition of minority interest — allocated to in-place lease value	$3,670

(C)     On September 29, 2004, the Company entered into an agreement to purchase the Colonie Center Mall. The following represents the adjustments to the balance sheet for the proposed acquisition:

Contractual purchase price		$84,200
Estimated closing costs		1,039

Initial purchase price		85,239
Less: deposit		(1,000)

Net cash required		$84,239

The initial purchase price has preliminarily (subject to appraisal) been allocated as follows:
Land	$9,045
Building (40 year life)	70,595

Real estate	79,640
Acquired lease rights (7.4 years average life)	4,148
Acquired lease obligations (4.6 years average life)	(4,782)
In-place leases/customer relationship value (11.5 years average life)	6,233

		$85,239

We expect to acquire the property with the proceeds of the initial public offering. The agreement, which is subject to customary closing conditions, provides for an increase in the purchase price up to $93.2 million in the event that certain leases are signed prior to June 30, 2005. If such additional payments are made, we will add them to the in-place leases value and amortize them over the lives of the respective leases. We believe it is probable that this transaction will be consummated; however, there is no guarantee that this transaction will close.

(D)     The Company will repay or defease certain mortgage and other indebtedness upon completion of this offering:

	Foothills Mezzanine Loan	Line of Credit	Total

Principal (at September 30, 2004)	$5,684	$4,000	$9,684
Prepayment penalties	154	—	154

Total	$5,838	$4,000	$9,838

Write-off of unamortized deferred loan costs	$258	$—	$258

(E)     Payment to acquire minority interest of an unaffiliated third party in the Harrisburg Mall joint venture.

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(F)     On September 30, 2004, our predecessor declared a distribution in the amount of $451.

(G)     To reflect obligation to make distributions to certain owners of the Predecessor upon release of funds from restricted cash accounts totaling $7,676.

(H)     Messrs. Feldman, Bourg and Jensen have the right to receive additional OP units for ownership interest contributed as part of the formation transactions achievement of a 15% internal rate of return from the Harrisburg joint venture on or prior to December 31, 2009. The present value, discounted at the Company’s incremental borrowing rate of 5.1%, is $7,652. The right to receive such additional OP units are financial instruments which are recorded as an obligation of the Company at the formation date and adjusted to fair value each reporting period until the thresholds have been achieved.

(I)     As part of the contribution, merger and related agreements, Jeffrey Erhart made an investment of $100 in our Predecessor. He contributed his interest to us as part of the formation transaction in exchange for 160,000 OP units with a value of $1,980 based on the offering price of $13 per share. The excess of the value of the OP units over his cash contribution is reflected as compensation expense for accounting purposes in the 2003 pro forma Statement of Operations.

(J)     Reflects the reclassification of the deficit cash balance to a liability arising in connection with (i) the acquisition of Colonie Center Mall noted in (C) above, (ii) the acquisition of minority interests in the Foothills Mall in (B) above, and (iii) the repayment or defeasance of the Foothills Mall mezzanine loan.

(K) Sale of shares in connection with this offering:

Proceeds from this offering	$138,667
Less costs associated with this offering ($9,637 of underwriters’ discounts and commissions, $4,168 of other costs)	13,805
Less distribution to contributing members	4,000

Increase to common stock and additional paid in capital	120,862
Add offering costs paid prior to September 30, 2004	1,940

Net cash proceeds	$122,802

(L)     Reflects the elimination of the deficit cash balance as a result of proceeds of this offering.

(M)     To reflect issuance of 123,228 shares of common stock at initial public offering price of $13 per share to Larry Feldman and Feldman Partners, LLC as part of formation transactions in exchange for approximately 11.3% of his ownership interest in the Predecessor.

Common stock and additional paid-in capital	$1,602

(N)     In connection with the recapitalization in the formation transactions (see note A) the owners’ deficit balance should be eliminated. In order to eliminate the owners’ deficit, this reclassifies owners’ deficit to common stock and additional paid-in capital.

(O)     Award of 127,985 unvested restricted stock to certain employees of the Company, other than the contributors, at a price of $13 per share. As the stock award vests ratably over a 5-year period, we will amortize the value of the awards over such period.

Stock Awarded

Common stock and additional paid-in capital	$1,664

Unearned compensation	$(1,664)

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(P)     Recording of minority interest in the Operating Partnership as a result of issuing 1,593,464 OP units to Messrs. Feldman (including members of his family), Bourg, Jensen and Erhart in exchange for approximately 89.4% of their combined interests in the Predecessor. The balance in the account, due to affiliates, will be (i) repaid to the extent of $3,993, and (ii) the rest will be exchanged for 121,867 of operating partnership units included in the above.

Pro forma equity (after all adjustments before allocation to minority interest)	$106,598
Percentage allocable to minority interest	12.7%

$13,576
Less: minority interest included in (I) above	(1,980)

$11,596

(Q)     On December 30, 2004, the Company purchased the Stratford Square Mall. The following represents the adjustments to the balance sheet for the proposed acquisition:

Contractual purchase price	$93,110
Estimated closing costs	255

Initial purchase price	93,365

The initial purchase price has preliminarily (subject to appraisal) been allocated as follows:

Land	$11,528
Building (40 year life)	74,547

Real estate	86,075
Acquired lease rights (7.4 years average life)	3,380
Acquired lease obligations (4.6 years average life)	(3,352)
In-place leases/customer relationship value (11.5 years average life)	7,262

		$93,365

(R)     On January 9, 2005, the Company financing the Stratford Square Mall with a $75 million 3-Year first mortgage bearing interest at an All-In rate of 5.00%.

2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are as follows:

(AA)     Reflects the Predecessor historical condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003. As discussed in note (A), the interests in the Predecessor contributed to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership will be recorded at the Predecessor’s historical cost. As a result, expenses such as depreciation and amortization to be recognized by the Operating Partnership related to the contributed interests are based on the Predecessor’s historical cost of the related assets.

As discussed in note (A), upon consummation of this offering and the formation transactions, the Company will own 87.3% of the Operating Partnership and will have control over major decisions of the Operating Partnership. Accordingly, the Company will consolidate the revenues and expenses of the Operating Partnership. See note (II) for the pro forma adjustment to allocate 12.7% of the net income of the Operating Partnership to the limited partners of the Operating Partnership.

(BB)     Reflects purchase accounting and elimination entries resulting from acquisition, upon completion of this offering, of the minority interest previously owned by third parties in the Foothills Mall, a consolidated property in the Predecessor’s historical consolidated financial statements. The pro forma adjustments are comprised of the following:

(i)	Increase in amortization of in-place lease value resulting from purchase accounting adjustment.

(ii)	Elimination of allocation of income to minority investor.

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(CC)     Reflects the pro forma adjustment of the Colonie Center Mall for the nine months ended September 30, 2004 and the year ended December 31, 2003. As discussed in note (C), on September 29, 2004, the Company entered into an agreement to acquire the Colonie Center Mall. We are not aware of any material factors other than those disclosed under the caption “Business and Properties — Our Properties” elsewhere in the prospectus that would cause the reported financial information of Colonie Mall not to be necessarily indicative of future operating results.

	Colonie Center Mall Historical for the Nine Months Ended September 30, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenues:
Rental	$6,707	758	(1)	$7,465
Tenant reimbursements	3,349	—		3,349
Other	54	—		54

Total revenues	10,110	758		10,868

Expenses:
Rental property operating and maintenance	3,156	—		3,156
Real estate taxes	1,368	—		1,368
Depreciation and amortization	—	1,928	(2)	1,928
General and administrative	466	—		466

Total expenses	4,990	1,928		6,918

Net income	$5,120	(1,170)		$3,950

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

	Colonie Center Mall Historical for the Year Ended December 31, 2003	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenues:
Rental	$9,657	1,009	(1)	$10,666
Tenant reimbursements	4,679	—		4,679
Other	49	—		49

Total revenues	14,385	1,009		15,394

Expenses:
Rental property operating and maintenance	4,461	—		4,461
Real estate taxes	1,823	—		1,823
Depreciation and amortization	—	2,569	(2)	2,569
General and administrative	623	—		623

Total expenses	6,907	2,569		9,476

Net income	$7,478	(1,560)		$5,918

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

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(DD)     Decrease in interest expense as a result of the repayment of certain indebtedness from the proceeds of the offering.

For the nine months ended September 30, 2004:
Foothills Mall (1)	Interest related to mezzanine loan to be repaid	$(475)
	Related amortization of deferred financing costs	(48)
Due to Affiliates (2)	Interest related to loan to be repaid or converted to equity	(585)
Line of Credit (3)	Interest related to borrowings to be repaid	(40)

		$(1,148)

For the year ended December 31, 2003:
Foothills Mall (1)	Interest related to mezzanine loan to be repaid	$(194)
	Related amortization of deferred financing costs	(53)
Due to Affiliates (2)	Interest related to loan to be repaid or converted to equity	(711)
Line of Credit (3)	Interest related to borrowings to be repaid	(1)

		$(959)

(1)	Amounts represent historical interest and amortization of mezzanine loan costs.
(2)	Amounts represent historical interest expense on loan due to an affiliate at a rate of 15% per annum.
(3)	Amounts represent interest at the prime rate plus 1.50% per annum.

(EE)     Record compensation expense related to:

	Nine months ended 9/30/04	Year ended 12/31/2003

Issuance of OP units to Jeffrey Erhart	$—	$1,980
Stock awards that vest during the period	251	334

	$251	$2,314

(FF)     Increase in general and administrative expenses as a result of becoming a self-administered REIT and a public company

	Nine months ended 9/30/04	Year ended 12/31/2003

Incremental salaries and estimated bonuses (10% of incremental salaries) based on employment agreements for senior management who were hired as a result of becoming a public company or existing management who will have new employment contracts	$557	$742
Estimate of annual director and committee fees and expenses for three independent directors, at $240 per year	180	240

	$737	$982

(GG)     Recognize equity in earnings of unconsolidated real estate partnership for the period January 1, 2003 to September 29, 2003 as if we had acquired our 25% interest on January 1, 2003.

(HH)     Reflects interest expense related to the accretion of the Company’s earn out liability totaling $309 for the nine months ended September 30, 2004 and $410 for the year ended December 31, 2003, representing the Company’s estimate of the change in the fair value of such financial instrument described in note (H).

(II)     Allocate minority interest in net income (loss) of the Operating Partnership as a result of issuing 1,593,464 limited partnership units in the Operating Partnership to Messrs. Feldman (including members of his family), Bourg, Jensen and Erhart in exchange for a portion of their interests in the Predecessor:

	Nine months ended 9/30/04	Year ended 12/31/2003

Total income (after adjustments BB-HH) before allocation to minority interest	$3,124	$2,333
Percentage allocable to minority interest	12.7%	12.7%

	$398	$297

(JJ)     Reflects the pro forma adjustment of the Stratford Square Mall for the nine months ended September 30, 2004 and the year ended December 31, 2003. As discussed in note (Q), on December 30, 2004, the Company acquired the Stratford Square Mall.

	Stratford Square Mall Historical for the Nine Months Ended September 30, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenues:
Rental	$7,780	565	(1)	$8,345
Tenant reimbursements	3,701	—		3,701
Other	322	—		322

Total revenues	11,803	565		12,368

Expenses:
Rental property operating and maintenance	2,705	—		2,705
Real estate taxes	1,449	—		1,449
Depreciation and amortization	—	2,796	(2)	2,796
General and administrative	890	—		890

Total expenses	5,044	2,796		7,840

Net income (before interest expense)	$6,759	(2,231)		$4,528

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

	Stratford Square Mall Historical for the Year Ended December 31, 2003	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenues:
Rental	$10,973	718	(1)	$11,691
Tenant reimbursements	5,620	—		5,620
Other	359	—		359

Total revenues	16,952	718		17,670
Expenses:
Rental property operating and maintenance	3,739	—		3.739
Real estate taxes	1,852	—		1,852
Depreciation and amortization	—	3,727	(2)	3,727
General and administrative	1,460	—		1,460

Total expenses	7,051	—		10,778

Net income (before interest expense)	$9,901	(3,009)		$6,892

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

(KK)     Reflects the pro forma adjustment for the $75.0 million Stratford Square Mall first mortgage financing described in note (R).